UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 12, 2023

Commission File Number: 0-24260

Amedisys, Inc.

(Exact name of registrant as specified in charter)

Delaware	11-3131700
(State or other jurisdiction of incorporation or organization)	(IRS Employer Identification No.)

3854 American Way, Suite A, Baton Rouge, LA 70816

(Address of principal executive offices, including zip code)

(225) 292-2031 or (800) 467-2662

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	AMED	The NASDAQ Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

SECTION 5 – CORPORATE GOVERNANCE AND MANAGEMENT

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Appointment of Richard Ashworth as President and Chief Executive Officer

On March 12, 2023, the Board of Directors (the “Board”) of Amedisys, Inc. (the “Company”) appointed Richard Ashworth to serve as the Company’s President and Chief Executive Officer and elected Mr. Ashworth as a director, all effective on April 10, 2023 (the “Effective Date”). Mr. Ashworth will not serve on any committees of the Board. Paul B. Kusserow will cease serving as Chief Executive Officer effective on the Effective Date but will continue serving as Chairman of the Board following the Effective Date.

Mr. Ashworth, 48, previously served as President and CEO, and as a member of the Board of Directors, of Tivity Health since June 2020. Prior to Tivity, Mr. Ashworth was the President of Walgreen Co. from February 2020 to June 2020, where he was responsible for developing the strategies and plans for all Walgreens operations including leadership, development, and management of the business. Mr. Ashworth served as President of Operations of Walgreen Co. from November 2017 to February 2020 and as President of Pharmacy and Retail Operations from 2014 to 2017. In 2013, Mr. Ashworth also led the development and delivery of the healthcare strategy for the strategic partnership with U.K.-based Alliance Boots, which Walgreens later acquired.

In connection with Mr. Ashworth’s appointment as President and Chief Executive Officer, the Compensation Committee of the Board (the “Compensation Committee”) approved the terms of the compensation that will be payable to Mr. Ashworth beginning on the Effective Date:

•	an annual base salary of $1,000,000;

•	participation in the Company’s annual incentive (cash bonus) plan, with a target bonus of 100% of base salary;

•

an annual equity award grant valued at $5 million, comprised of a mix of time-based stock options (25%) that vest ratably over three years, time-based restricted stock units (25%) that vest ratably over three years, and performance-based restricted stock units (50%) that vest based on achievement of an identified performance measure for 2023, subject to modification based on the Company’s relative total stockholder return over a three-year performance period;

•	a one-time equity award grant valued at $2.5 million, comprised of time-based restricted stock units that vest 100% one year from the date of grant;

•

a one-time equity award grant valued at $5 million, comprised of performance-based restricted stock units that vest 100% on the fifth anniversary of the date of grant if the specified performance condition, tied to performance over the first three years after the date of grant, is met (with a payout of 50% to 300% of the number of restricted stock units granted, depending on the level of performance achieved once a threshold level of performance is met); and

•	a one-time cash payment of $250,000 for relocation and other related expenses.

Mr. Ashworth will participate in the Amedisys Holding, L.L.C. Severance Plan for the Chief Executive Officer. He will also, on or about his start date, enter into the Company’s Executive Protective Covenant Agreement and Dispute Resolution Agreement.

Other than as set forth in this Current Report on Form 8-K, there are no arrangements or understandings between Mr. Ashworth and any other person pursuant to which Mr. Ashworth was appointed as an officer and elected as a director. Mr. Ashworth does not have any family relationship with any director or executive officer of the Company or any person nominated or chosen by the Company to become a director or executive officer. There are no transactions in which Mr. Ashworth has an interest requiring disclosure under Item 404(a) of Regulation S-K.

Compensation Payable to Paul B. Kusserow

Mr. Kusserow will continue to receive his current annual base salary of $900,000 through May 17, 2023 as he transitions the Chief Executive Officer role to Mr. Ashworth. Effective May 18, 2023, Mr. Kusserow will no longer be entitled to receive his base salary and will once again receive compensation for his service as Chairman of the Board, which will consist of the annual retainer for service on the Board of $100,000 and an additional annual retainer payable to the Chairman of the Board in the amount of $100,000, plus a one-time payment of $50,000 for transition services related to Contessa. Mr. Kusserow will not receive the 2023 non-employee director annual equity award valued at $150,000 that is granted to the Company’s non-employee directors on or around the date of the 2023 Annual Meeting of Stockholders, but he will be eligible to receive the non-employee director annual equity award beginning in 2024 (so long as Mr. Kusserow continues to serve as a non-employee director at such time).

SECTION 7 - REGULATION FD

Item 7.01.	Regulation FD Disclosure.

On March 13, 2023, the Company issued a press release announcing Mr. Ashworth’s appointment as President and Chief Executive Officer of the Company and a member of the Board of Directors, effective April 10, 2023, a copy of which is furnished herewith as Exhibit 99.1 to this Current Report on Form 8-K.

The information included in this Current Report on Form 8-K under this Item 7.01 (including Exhibit 99.1 hereto) is being “furnished” and shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of Section 18, nor shall it be incorporated by reference into a filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing. The information included in this Current Report on Form 8-K under this Item 7.01 (including Exhibit 99.1 hereto) will not be deemed an admission as to the materiality of any information required to be disclosed solely to satisfy the requirements of Regulation FD.

SECTION 9 - FINANCIAL STATEMENTS AND EXHIBITS

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description

99.1	Press Release dated March 13, 2023

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMEDISYS, INC.

By:	/s/ Paul B. Kusserow
Paul B. Kusserow
Chief Executive Officer and Chairman of the Board

DATE: March 13, 2023